“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call Third Quarter 2015 November 4th, 2015 Exhibit 99.2

Forward Looking Statements &
Non GAAP Measures
“Focused manufacturer
of engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s
Third Quarter 2015 Earnings Release on the Investor Relations section of our website
www.manitexinternational.com
for a description and/or reconciliation of these measures.

“Focused manufacturer
of engineered lifting
equipment”
Overview
Core
straight
mast
boom
truck
crane
market
-
impact
of
energy
sector
is
resulting
in
reduced
new
equipment
purchases
&
redeployment
of
surplus
equipment
into
other
growing
sectors-
market
operating
at
2009
/
2010
levels.
Straight
mast
crane
sales
impact
and
currency
impact
reduces
sales
approx.
$30
million
in
the
quarter.
Manitex
diversification
actions
and
benefits.
PM
Group
(acquisition
January
15
th
2015)
o
$23m
revenues
and
13%
EBITDA
margins
in
Q3-2015.
o
Little
exposure
to
energy
or
North
American
markets,
where
MNTX
is
strong.
Growth
in
international
markets.
ASV
(51%
acquisition
December
2014).
o
$27m
revenues
and
9.5%
EBITDA
margins
in
Q3-2015
o
General
construction
markets
N.
America
&
Australasia.
Cost
and
debt
reduction
and
portfolio
review.
o
Cost
saving
project
delivering
to
plan:
approx.
75%
of
forecast
ytd
savings
delivered
in
first
9
months
for
benefit
of
$3.0
million.
o
North
American
crane
operations
headcount
reduced
34%
since
1/1/2015.

“Focused manufacturer
of engineered lifting
equipment”
Commercial Overview
Q3 market conditions generally slow.
o
Oil and gas demand significantly lower impacting core crane products.
o
North American general construction demand for our equipment steady in the quarter.
o
European and international markets modest improvement and  together with benefit from more competitive Euro.
o
Strong US dollar impacting translation of sales / profit as well as adversely impacting demand eg
in Canada.
Significant activity and interest related to our new acquisition products
o
PM sales strength in Q3-2015 in Middle East, South America and Europe.
o
Assembly / manufacturing project at our Georgetown TX facility proceeding to plan
o
ASV brand well received and gaining momentum.
o
Full range of product for H2-2015 (skid steer and compact track loaders). ASV branded product 12% of ASV Q3 shipments.
o
New ASV dealer sign-ups accelerating , now approximately 50 locations, plan to double by 12/31/2015.
9/30/15 Backlog of $88.9 million (12/31/14, $107.3 million; 9/30/14, $102.1 million):
o
Broad based order book: ASV 10%, PM 26% both increases quarter over quarter, Manitex 64%.
o
Military orders for Q4-2015 and Q1-2016 shipments included.

Key
Figures
-
Quarterly
“Focused manufacturer
of engineered lifting
equipment”
USD thousands
Q3-2015
Q3-2014
Q2-2015*
Net sales
$96,671
$66,197
$105,604
% change in Q3-2015 to prior period
46.0%
(8.5%)
Gross profit
18,308
10,915
19,816
Gross margin %
18.9%
16.5%
18.8%
Operating expenses
14,636
7,504
14,811
Net Income
209
1,768
351
Earnings Per Share
$0.01
$0.13
$0.02
Adjusted Ebitda
6,991
4,519
8,091
Adjusted Ebitda
% of Sales
7.2%
6.8%
7.7%
Working capital
95,697
84,105
97,548
Current ratio
1.8
2.7
1.8
Backlog
88,946
102,056
97,455
% change in Q3-2015 to prior period
(9.2%)
(8.7%)
*As adjusted. See reconciliation to US GAAP on appendix

“Focused
manufacturer of
engineered lifting
equipment”
Q3-2015 Operating Performance
$m
Q3-2014
sales
$66.2
Currency translation
(7.9)
Sales
from acquisitions
49.7
Volume
(11.3)
Q3-2015 sales
$96.7
$m
Q3-2014
Net income
$1.8
Increase
in gross margin from sales
7.4
Operating expenses from acquisitions
(7.2)
Reduced
SG&A
&
R&D
0.1
Interest
expense
(2.5)
Other income (expense)
(0.3)
Tax & other
0.9
Q3-2015 Adjusted net income
$0.2

Working Capital
“Focused manufacturer
of engineered lifting
equipment”
$000
September 30,
2015
December 31,
2014
Working Capital
$95,697
$85,627
Days sales outstanding (DSO)
69
83
Days payable outstanding (DPO)
61
60
Inventory turns
2.5
2.2
Current ratio
1.8
2.0
Operating working capital
143,978
121,571
Operating working capital % of annualized last
quarters sales (LQS)
37.2%
45.4%
Operating working capital increase of $22.4m of which $19.6m from PM acquisition in January. Improved % to LQS.
Working capital ratios now reflect higher proportion of international activity.
Current ratio would be 2.2 at September 2015 adjusting for PM working capital facilities of $18.7m  that are transactional and therefore current, (compared to North
American term lines of credit that are long term).

“Focused manufacturer
of engineered lifting
equipment”
Debt
USD millions
PM
ASV
Manitex &
CVS
Total
Increase /
(decrease)
during Q3-
2015
9/30/15
9/30/15
9/30/15
9/30/15
Working capital
borrowings
19.0
16.9
42.2
78.1
(3.4)
Bank term
debt
35.0
38.5
8.0
81.5
(2.0)
Capital leases
-
-
6.9*
6.9
3.3
Convertible notes
-
-
21.1
21.1
-
Other notes
-
-
8.0
8.0
0.6
$54.0
$55.4
$86.2
$195.6
$(1.4)
Adjusted for new facility
lease
$(5.0)
Note:
Non-recourse to Manitex
International
Inc.
$54.0
$55.4
$9.2
$118.6
Availability on working
capital lines plus cash
$33.3
* Capital leases increased $3.6 million in Q3-2015 from renewal & extension of Georgetown TX facility lease

“Focused manufacturer
of engineered lifting
equipment”
$000
September 30,
2015
December 31,
2014
Total Cash
$4,446
$4,370
Total Debt
195,580
112,294
Total Equity
137,481
128,006
Net capitalization
$328,615
$235,930
Net debt / capitalization
58.2%
45.7%
Adjusted EBITDA (3 months)
$6,991
$5,330
Debt to Pro-forma TTM adjusted EBITDA
ratio
5.9
5.4
Repayments
of
term
debt
of
$2.0m
in
Q3-2015
and
$10.0
million
year
to
date
September
30
th
.
.
Cash and availability under working capital lines of $33 million.
Cash
provided
by
operating
activities
in
three
months
ended
September
30
th
2015
was
$2.9
million,
and is $22.0 million year to date, adjusting for ASV conversion tax payment.
Debt & Liquidity
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash

Summary
“Focused manufacturer
of engineered lifting
equipment”
Our objectives moving into 2016
Implementation and execution of integration of PM strategy
Cash generation to continue debt reduction
Expand ASV through new distribution
Begin program of strategic rationalization to drive growth in highest margin products and operating units

APPENDIX
“Focused manufacturer
of engineered lifting
equipment”
Reconciliation of GAAP
Net Income to Adjusted net
income and adjusted EPS
Nine months ended
September 30 2015,
Acquisition and other
expense
Nine
Months
Ended
September
30,
2015
Pre-tax
After-tax
EPS
Deal
transaction
related
$3,031
$2,161
$0.14
Exceptional
operating
cost
$357
$245
$0.02
Change
in
noncontrolling
interest
$(451)
$(451)
$(0.03)
Total
$2,937
$1,742
$0.13
Three Months Ended
Nine Months Ended
September 30,
2015
September 30,
2014
September
30, 2015
September
30, 2014
Net  income (loss) attributable to
Manitex shareholders
$209
$1,768
$123
$6,631
Pre –
tax acquisition and other expenses
-
--
3,388
--
Tax effect based on jurisdictional blend
-
--
(982)
--
Change in net income attributable to
noncontrolling interest
-
--
(451)
--
Adjusted Net Income
$209
$1,768
$2,078
$6,631
Weighted average diluted shares
outstanding
16,039,361
13,873,157
15,973,297
13,862,651
Diluted earnings (loss) per share as
reported
$0.01
$0.13
$0.01
$0.48
Total EPS Effect
-
--
$0.13
--
Adjusted Diluted earnings per share
$0.01
$0.13
$0.14
$0.48